SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) January 20, 1998
                                                       ----------------

                   PaineWebber Mortgage Partners Five, L.P.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       0-17149                     04-2889712
-----------------------------     ----------                 -----------------
(State or other jurisdiction)    (Commission                  (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
------------------------------------------                          ----------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                FORM 8-K
                             CURRENT REPORT

                PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P.

ITEM 2 - Disposition of Assets

   Park South Apartments, Charlotte, North Carolina

   Disposition Date - January 20, 1998

     On January 20, 1998, the Partnership received $1,270,000 from the borrower of the mortgage loan secured by the Park South Apartments, which represented the full repayment of the first leasehold mortgage loan held by the Partnership. Simultaneously, the Park South owner purchased the Partnership's interest in the underlying land at a price of $685,000 which included a premium of $455,000 over the Partnership's cost basis in the land of $230,000. This premium represented a 50% share in the appreciation in the value of the operating investment property above a specified base amount as called for under the terms of the ground lease. The Park South mortgage loan opened to prepayment without penalty on December 29, 1997. The Partnership owned a 23% interest in the land underlying the Park South Apartments and had an equivalent interest in the first mortgage loan secured by the improvements. The remaining 77% interest in the land and mortgage loan receivable was owned by an affiliated partnership, Paine Webber Qualified Plan Property Fund Four, LP.

     As a result of the disposition on January 20, 1998 of the Partnership's investments secured by the Park South Apartments, the Partnership expects to make a Special Distribution of the net proceeds of this transaction by March 13, 1998 to unitholders of record as of January 20, 1998.

ITEM 7 - Financial Statements and Exhibits

   (a)  Financial Statements:  None

   (b) Exhibits:

       (1) North Carolina Special Warranty Deed by and between PaineWebber Mortgage Partners Five, LP and Park-South Charlotte Associates Limited Partnership, dated January 20, 1998.

      (2) Cancellation of Ground Lease by and between PaineWebber Mortgage Partners Five, LP and Park-South Charlotte Associates Limited Partnership, dated January 20, 1998.

      (3) Certificate of Satisfaction of Deed of Trust by Paine Webber Qualified Plan Property Fund Four, LP and PaineWebber Mortgage Partners Five, LP for the benefit of Park South-Charlotte Associates Limited Partnership, dated January 20, 1998.

                                FORM 8-K

                             CURRENT REPORT

                PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P.



                               SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PAINEWEBBER MORTGAGE
                          PARTNERS FIVE, L.P.
                              (Registrant)




                              By:  /s/ Walter V. Arnold
                                   ---------------------
                                   Walter V. Arnold
                                   Senior Vice President and
                                   Chief Financial Officer







Date:  February 2, 1998

     Excise Tax $5,247.00                      Recording Time, Book and Page
--------------------------------------------------------------------------------

Tax Lot No.  177-078-35               Parcel Identifier No.
--------------------------                                ----------------------

Verified by _________________    County on the _____ day of_________ 19,___

by
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Mail after recording to Bobby D. Hinson, Womble Carlyle Sandridge & Rice (Box__)
                        -------------------------------------------------------

-------------------------------------------------------------------------------

This Instrument was prepared by Brent A.Torstrick, Robinson, Bradshaw &
Hinson, P.A.
--------------------------------------------------------------------------------


                       ----------------------------------------

Brief description for the Index      Park South Apartments

                       ----------------------------------------

--------------------------------------------------------------------------------
                      NORTH CAROLINA SPECIAL WARRANTY DEED

THIS DEED made the  20th day of January, 1998    , by and between
                   -----        -------------
--------------------------------------------------------------------------------

                   GRANTOR                                       GRANTEE

  PAINEWEBBER  MORTGAGE  PARTNERS FIVE,  L.P.,      PARK  SOUTH-CHARLOTTE  ASSOCIATES
  LIMITED a Delaware limited  partnership  doing    PARTNERSHIP,  a North Carolina
  limited  business  in  North  Carolina  as        PAINEWEBBER  partnership  MORTGAGE
  PARTNERS FIVE, LIMITED PARTNERSHIP                c/o CTJ Real Estate, Inc.
                                                    212 South Tryon Street, Suite 1350
                                                    Charlotte, North Carolina  28281



Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.q. corporation or partnership.
--------------------------------------------------------------------------------

The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, a 23.0769% undivided interest, as tenant in common, in and to that certain lot or parcel of land situated in the City of Charlotte, Mecklenburg County, North Carolina and more particularly described on Exhibit A attached hereto and made a part hereof by reference.

The property hereinabove described was acquired by Grantor by instrument recorded in Book 5936 at Page 312 in the Mecklenburg County Public Registry.

A map showing the above  described  property is recorded in Plat Book ____, page
____.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the property hereinabove described is subject to the following exceptions:


   See Exhibit B attached hereto and made a part hereof by reference.




IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed by authority of its Board of Directors, the day and year first above written.

[OBJECT OMITTED]

SEE ATTACHED PAGE FOR SIGNATURES AND
ACKNOWLEDGMENT
------------------------------------------
            (Corporate Name)

By:
   --------------------------------------

                       President
------------------------

ATTEST:

-----------------------------------------

                       Secretary
                       (Corporate Seal)
------------------------

                                   (SEAL)
------------------------------------


                                   (SEAL)
------------------------------------


                                   (SEAL)
------------------------------------


                                   (SEAL)
------------------------------------

[OBJECT OMITTED]
SEAL-STAMP




NORTH CAROLINA, ______________________                County.

I, a Notary Public of the County and State aforesaid, certify that Grantor, personally appeared before me this day and acknowledge the execution of the foregoing instrument. Witness my hand and official stamp or seal, this _____  day of ___________ , 19 ______.

My commission expires: ______________  ___________________________ Notary Public

[OBJECT OMITTED]


SEAL-STAMP





NORTH CAROLINA,____________________ County.

I, a Notary Public of the County ______________________ , and State aforesaid, certify that_______________________________-
personally came before me this day and acknowledged that _______ he is ________ Secretary of _____________________ a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ____________ President, sealed with its corporate seal and attested by ________ as its ______________ Secretary.

Witness my hand and official stamp or seal, this _____day of _______, 19 ____

My commission expires: ____________   ____________----------___  Notary Public

The foregoing Certificate(s) of ------------------------------------------------

--------------------------------------------------------------------------------

is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

                                          REGISTER OF DEEDS              COUNTY
                                          FOR              --------------
-----------------------------------------

By                                        Deputy/Assistant-Register of Deeds
  -------------------------------------

                                        PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                        L.P., a Delaware limited partnership
                                        doing business in North Carolina as
                                        PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                        LIMITED PARTNERSHIP        (SEAL)

                                        By:   FIFTH MORTGAGE PARTNERS, INC., a
                                              Delaware corporation, Managing
                                              General Partner

ATTEST:                                       By:/s/ Rock M. D'Errico
                                                 ---------------------
                                                 Vice President
--------------------------------------
__________________ Secretary

[CORPORATE SEAL]



STATE OF NORTH CAROLINA

COUNTY OF ___________________


      This ______ day of _______________, 1998, personally came before me ___________________________, who being by me duly sworn, says that he is the
______ President of FIFTH MORTGAGE PARTNERS, INC., a Delaware corporation, Managing General Partner of PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER MORTGAGE PARTNERS FIVE, LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the corporation, and that said writing was signed and sealed by him, in behalf of said corporation acting in its capacity as manager of Company, by authority duly given. And the said ______ President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.


                                    -----------------------------------
                                                Notary Public

My Commission Expires:

---------------------

[NOTARIAL SEAL]

                               EXHIBIT A

That certain tract of land located in the City of Charlotte, Mecklenburg County, North Carolina, more particularly shown on that survey entitled "Survey for Sterling Apartments, LLC, 4001 Sharon Road & Colony Road, Charlotte, Mecklenburg County, North Carolina," dated October 21, 1997, last revised January 6, 1998 and prepared by R. B. Pharr & Associates, P.A. (C. Clark Neilson, N.C.R.L.S.) (the "Survey"), and more particularly described as follows:

      BEGINNING at an existing iron pin located North 56-04-02 West 7.95 feet from an existing iron pin in the westerlymost margin of the right-of-way of Sharon Road (80-foot public right-of-way) and in the southerlymost corner of Lot 9 in Section 2 of the Village of Morrocroft Subdivision, as shown on that subdivision plat recorded in Map Book 19 at Page 623 in the Mecklenburg Public Registry (the "Registry"), and running thence with the southerlymost boundary of Lots 9 through 15 in that subdivision three (3) courses and distances as follows: (1) North 56-04-02 West 265.01 feet to an existing iron pin; (2) North 82-19-43 West 483.35 feet to an existing iron pin; and (3) North 26-46-42 West 58.03 feet to an existing iron pin in a common boundary with the property of Morrocroft Apartments as described in that Deed recorded in Book 3769 at Page 62 in the Registry; thence with a common boundary of the Morrocroft Apartments property South 13-40-05 West 257.94 feet to an existing iron pin; thence continuing with the common boundary of the Morrocroft Apartments property which becomes a common boundary line with the property of Park Colony Apartments, Ltd. (now or formerly) as described in that deed recorded in Book 5242 at Page 354 in the Registry South 03-08-47 East 313.10 feet to an existing iron pin; thence with a common boundary of the Park Colony Apartments property South 39-53-00 West 460.32 feet to an existing iron pin in a common boundary with a Cemetery Tract; thence two (2) courses and distances with the boundary of that Cemetery Tract as follows: (1) South 12-00-52 East
      103.67 feet to an existing iron pin; and (2) North 68-30-10 West 161.03 feet to an existing iron pin; thence South 42-36-27 West 83.30 feet to a new iron pin in the northeasterlymost margin of the right-of-way of Colony Road (right-of-way varies); thence with that margin three (3) courses and distances as follows: (1) in a southeasterly direction with the arc of circular curve to the left having a radius of 977.70 feet, an arc distance of 70.68 feet (chord bearing and distance South 48-47-23 East 70.67 feet) to a new iron pin; (2) South 55-32-25 East 342.50 feet to a new iron pin; and (3) South 50-23-01 East 110.81 feet to an existing iron pin at the southwesterlymost terminus of the radius formed by the intersection of the northeasterlymost margin of the right-of-way of Colony Road and the northwesterlymost margin of the right-of-way of Sharon Road (rights-of-way vary); thence with that radius and with the arc of a circular curve to the left having a radius of 20 feet, an arc distance of 31.42 feet (chord bearing and distance North 84-17-13 East 28.28 feet) to a new iron pin in the northwesterlymost margin of the right-of-way of Sharon Road; thence with that margin four (4) courses and distances as follows: (1) North 38-10-04 East 203.35 feet to a new iron pin; (2) North 40-33-47 East
      353.99 feet to an existing iron pin; (3) with the arc of a circular curve to the left having a radius of 3,840.50 feet, an arc distance of 647.20 feet (chord bearing and distance North 35-43-56 East 646.44 feet) to an existing iron pin; and (4) North 30-54-16 East 128.86 feet to the existing iron pin at the point or place of BEGINNING, containing 16.7543 acres, according to the Survey.

      TOGETHER WITH all right, title and interest, if any, of Grantor in and to:
(a) any rights-of-way, easements and appurtenances which are now or hereafter used in connection with the above-described tract of land or are appurtenant thereto, including but not limited to that certain drainage easement created by instrument recorded in Book 3930 at Page 883 in the Mecklenburg County Public Registry; and (b) the land within the rights-of-way of Sharon Road and Colony Road adjacent to the above-described tract of land.

      THERE IS EXPRESSLY EXCLUDED FROM THIS CONVEYANCE all right, title and interest in the footings, foundations, columns, piles, buildings, improvements, fixtures, equipment and other installations located, constructed or erected on the above-described tract of land, the ownership of which was previously retained by Grantee. It is the intent to Grantor to reconvey to Grantee all of the property conveyed to it by Grantee by that deed recorded in Book 5936 at Page 312 in the Mecklenburg County Public Registry.

                               EXHIBIT B

1. Ad valorem real estate taxes for 1998 and subsequent years, a lien but not yet due and payable.

2. Easements to Duke Power Company recorded in Book 938 at Page 559, and in Book 3965 at Page 258 of the Mecklenburg County Public Registry.

3.    Rights-of-way of Colony Road and Sharon Road.

4. 30' planter strip along the margin of Sharon Road, imposed by deed recorded in Book 3929 at Page 561 of the Mecklenburg County Public Registry.

5. Sewer and water main easement to the City of Charlotte, recorded in Book 3930 at Page 889 of the Mecklenburg County Public Registry.

6. Easement to Southern Bell Telephone and Telegraph Company, recorded in Book 3965 at Page 803 of the Mecklenburg County Public Registry.

STATE OF NORTH CAROLINA
                                            CANCELLATION OF GROUND LEASE
COUNTY OF MECKLENBURG

      THIS CANCELLATION OF GROUND LEASE is made and entered into this 20th day of January, 1998 by and between PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER MORTGAGE PARTNERS FIVE, LIMITED PARTNERSHIP ("Landlord"), and PARK SOUTH-CHARLOTTE ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership ("Tenant").


                                RECITALS

      A. Landlord and Tenant entered into a Ground Lease effective as of December 29, 1988 (the "Lease"), pursuant to which Landlord leased to Tenant its 23.0769% undivided interest, as a tenant in common, in a parcel of land located at the northwest corner of Colony Road and Sharon Road, in the City of Charlotte, Mecklenburg County, North Carolina (the "Property"). A memorandum of the Lease is recorded in Book 5937 at Page 515 in the Mecklenburg County Public Registry.

      A. By special warranty deed dated January 20, 1998 and recorded in the Mecklenburg County Public Registry immediately prior to the recording of this Cancellation of Ground Lease, Landlord has conveyed its undivided interest in the Property to Tenant, and the parties desire to execute this Cancellation of Ground Lease to confirm of record the termination of the Lease by operation of the doctrine of merger.


                         STATEMENT OF AGREEMENT

      NOW,  THEREFORE,  in  consideration of the mutual covenants and conditions
hereinafter  set  forth,  Landlord  and  Tenant  agree  for  themselves,   their
successors and assigns as follows:

      7. The Lease is hereby canceled and terminated as of January __, 1998 (the "Effective Date"), and neither party shall have any further obligations under the Lease after the Effective Date.

      8. Landlord represents and warrants to Tenant that the execution and delivery of this Cancellation of Ground Lease by Landlord have been duly authorized by all requisite partnership action, and that no consents or approvals of any third parties are required.

      9. Tenant represents and warrants to Landlord that the execution and delivery of this Cancellation of Ground Lease by Tenant have been duly authorized by all requisite partnership action, and no approval or consent of any third party is required.

      10. This Cancellation of Ground Lease contains the complete agreement of the parties regarding the terms and conditions of the cancellation of the Lease, and there are no oral or written agreements, conditions, terms or understandings that have not been incorporated in this Cancellation of Ground Lease.

      IN WITNESS WHEREOF, the parties hereto have executed this Cancellation of Ground Lease under seal as of the day and year first above written.

                                    LANDLORD:

                                        PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                        L.P., a Delaware limited partnership
                                        doing business in North Carolina as
                                        PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                        LIMITED PARTNERSHIP        (SEAL)

                                        By:   FIFTH MORTGAGE PARTNERSHIP,
                                              INC., a Delaware corporation,
                                              Managing General Partner

ATTEST:                                       By: /s/ Rock M. D'Errico
                                                  ---------------------
                                                    Vice President
--------------------------------------
__________________ Secretary

[CORPORATE SEAL]

                                     TENANT:

                                        PARK SOUTH-CHARLOTTE ASSOCIATES
                                        LIMITED PARTNERSHIP, a North Carolina
                                        limited partnership

                                        By:   THE PARK SOUTH COMPANY, a Texas
                                              general partnership, its general
                                              partner

                                              By: /s/ James T. Cobb  (SEAL)
                                                  -----------------
                                                  James T. Cobb, Managing
                                                  General Partner

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This ______ day of January, 1998, personally came before me Rock M. D'Errico, who, being by me duly sworn, says that he is the Vice President of Fifth Mortgage Partners, Inc., Managing General Partner of PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER MORTGAGE PARTNERS FIVE, LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by him, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.



                                             -----------------------------------
                                                      Notary Public
My commission expires:

---------------------

[NOTARIAL SEAL]


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      This ______ day of January, 1998, personally came before me James T. Cobb, who, being by me duly sworn, says that he is the Managing General Partner of The Park South Company, a Texas limited partnership and the sole general partner of PARK SOUTH-CHARLOTTE ASSOCIATES LIMITED PARTNERSHIP, a North Carolina limited partnership, and acknowledged the due execution of the foregoing instrument on behalf of said partnerships.

      WITNESS my hand and official seal, this the ______ day of January, 1998.



                                             -----------------------------------
                                                      Notary Public
My commission expires:

---------------------

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA                   CERTIFICATE OF SATISFACTION
                                             OF DEED OF TRUST
COUNTY OF MECKLENBURG                     (N.C.G.S. ss.45-37(a)(6) & ss.47-46.2)

      The undersigned, Vice President of Fourth Qualified Properties, Inc., a Delaware corporation and the Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND FOUR LIMITED PARTNERSHIP ("PWQP4") and the undersigned, Vice President of Fifth Mortgage Partners, Inc., a Delaware corporation and the Managing General Partner of PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER MORTGAGE PARTNERS FIVE, LIMITED PARTNERSHIP ("PWMP5"), certify that PWQP4 and PWMP5 are collectively the owner of the indebtedness secured by the following security instruments, and that the debt or other obligations in the aggregate amount of $5,500,000.00 secured by:
(a) that Deed of Trust and Security Agreement executed and delivered by Park South-Charlotte Associates Limited Partnership ("Grantor") to Gibson L. Smith, Jr. ("Trustee") for the benefit of PWQP4 and PWMP5, and recorded in Book 5937, Page 877 of the Mecklenburg County Public Registry, as amended by Modification of Deed of Trust and Security Agreement recorded in Book 5962, Page 501; and (b) that Assignment of Leases and Rents executed and delivered by Grantor to PWQP4 and PWMP5, and recorded in Book 5937, Page 502, was fully paid and satisfied on January 20, 1998.

      PWQP4 and PWMP5 request that this Certificate of Satisfaction be recorded and the above referenced security instruments be cancelled of record.

      As of the 20th day of January, 1998.

                                       PAINEWEBBER QUALIFIED PLAN PROPERTY
                                       FUND FOUR, LP, a Delaware limited
                                       partnership doing business in North
                                       Carolina as PAINEWEBBER QUALIFIED PLAN
                                       PROPERTY FUND FOUR LIMITED PARTNERSHIP
                                       (SEAL)

                                       By:   Fourth Qualified Properties, Inc.,
                                             a Delaware corporation, Managing
                                             General Partner

ATTEST:                                      By:  /s/ Rock M. D'Errico
                                                  --------------------
                                                  Vice President
--------------------------------------
__________________ Secretary

[CORPORATE SEAL]

                                       PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                       L.P., a Delaware limited partnership
                                       doing business in North Carolina as
                                       PAINEWEBBER MORTGAGE PARTNERS FIVE,
                                       LIMITED
                                       PARTNERSHIP
                                       (SEAL)

                                       By:   Fifth Mortgage Partners, Inc.,
                                             a Delaware corporation, Managing
                                             General Partner

ATTEST:                                      By:  /s/ Rock M. D'Errico
                                                  --------------------
                                                  Vice President

___________________________________
__________________ Secretary

[CORPORATE SEAL]



COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This ______ day of January, 1998, personally came before me Rock M. D'Errico, who, being by me duly sworn, says that he is the Vice President of Fourth Qualified Properties, Inc., Managing General Partner of PAINEWEBBER QUALIFIED PLAN PROPERTY FUND FOUR, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER QUALIFIED PLAN PROPERTY FUND FOUR LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by him, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.



                                             -----------------------------------
                                                      Notary Public
My commission expires:

---------------------

[NOTARIAL SEAL]

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

     This ______ day of January, 1998, personally came before me Rock M. D'Errico, who, being by me duly sworn, says that he is the Vice President of Fifth Mortgage Partners, Inc., Managing General Partner of PAINEWEBBER MORTGAGE PARTNERS FIVE, L.P., a Delaware limited partnership doing business in North Carolina as PAINEWEBBER MORTGAGE PARTNERS FIVE, LIMITED PARTNERSHIP, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by him, in behalf of said corporation, by its authority duly given. And the said Vice President acknowledged the said writing to be the act and deed of said corporation, on behalf of said limited partnership.



                                             -----------------------------------
                                                      Notary Public
My commission expires:

---------------------

[NOTARIAL SEAL]